EXHIBIT 99

[EXECUTION COPY]

AMENDMENT AND CONSENT AGREEMENT

AMENDMENT AND CONSENT AGREEMENT, dated as of August 29, 2001, to the FORBEARANCE AND AMENDMENT AGREEMENT, dated as of April 30, 2001 (as amended from time to time, the "Forbearance Agreement"), by and among (a) HUNGRY MINDS, INC. (formerly known as "IDG Books Worldwide, Inc."), a Delaware corporation (hereinafter, together with its successors in title and assigns, the "Borrower"), (b) the several financial institutions party to the Forbearance Agreement as Lenders thereunder, (c) FLEET NATIONAL BANK (formerly known as "BankBoston, N.A."), as Issuing Lender under the Credit Agreement, (d) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent for the Lenders and the Agents, (e) BANK ONE, N.A. (formerly known as "The First National Bank of Chicago"), as Documentation Agent for the Lenders and the Agents, and (f) FLEET NATIONAL BANK, as Administrative Agent for the Lenders, the Issuing Lender and the Agents under the Credit Agreement. Reference is also made to the Credit Agreement, dated as of July 30, 1999 (as amended from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders, the Issuing Lender and the Agents.

The Borrower and Majority Lenders have agreed to amend certain of the provisions contained in the Forbearance Agreement and Credit Agreement, and Majority Lenders have also agreed to grant to the Borrower certain consents and waivers under the Credit Agreement, all as set forth in this Amendment and Consent Agreement.

Accordingly, the parties hereto hereby agree as follows:

ARTICLE I. DEFINITIONS

SECTION 1.1.  Definitions in Credit Agreement; etc. Unless otherwise defined herein, terms defined in or by reference in the Credit Agreement or in the Forbearance Agreement (each as from time to time amended) are used herein as therein defined.

SECTION 1.2.  New Defined Terms.  Each of the following new defined terms shall, when used in this Agreement, have the following meanings:

"Amendment Agreement" and "this Agreement" mean this Amendment and Consent Agreement, dated as of August 29, 2001, executed and delivered by the Borrower, Majority Lenders and the Administrative Agent. Upon the terms and subject to the conditions contained in this Amendment Agreement, the Borrower and Majority Lenders have agreed to amend the Forbearance Agreement and Credit Agreement, and Majority Lenders have also agreed to grant to the Borrower certain consents and waivers under the Credit Agreement.

"Amendment Documents" means, collectively, this Amendment Agreement and the IDG Consent Agreement.

"Closing Consents" has the meaning specified for that term in Section 2.6(a) of this Agreement.

"Consents" has the meaning specified for that term in Section 2.7 of this Agreement.

"Effective Date" means August 29, 2001, the effective date of this Amendment Agreement, but, subject, always, in any event, to the provisions of Article III hereof.

"IDG Consent Agreement" means the IDG Consent Agreement, in or substantially in the form of the Exhibit to this Amendment Agreement, to be executed and delivered by the Parent Company and the Administrative Agent on or prior to August 31, 2001.

"JWS" means John Wiley & Sons, Inc., a New York corporation, and includes its successors in title and assigns.

"JWS Acquisition" means the acquisition of the Borrower by JWS on the terms and subject to the conditions contained in the JWS Merger Agreement.

"JWS Acquisition Sub" means HMI Acquisition Corp., a Delaware corporation and a direct or indirect wholly-owned Subsidiary of JWS, and includes its successors in title and assigns.

"JWS Merger" has the meaning specified for the term "Merger" in the Recitals to the JWS Merger Agreement, as in effect on the date hereof.

"JWS Merger Agreement" means the Agreement and Plan of Merger, dated as of August 12, 2001, among the Borrower, JWS and JWS Acquisition Sub, as amended, supplemented or otherwise modified and from time to time in effect.

"JWS Merger Closing" has the meaning specified for the term "Closing" in Section 2.03 of the JWS Merger Agreement, as in effect on the date hereof.

"JWS Merger Closing Deadline" means 11:59 p.m., Boston time, on November 2, 2001.

"JWS Merger Transactions" has the meaning specified for the term "Transactions" in Section 1.02 of the JWS Merger Agreement, as in effect on the date hereof.

"JWS Offer" has the meaning specified for the term "Offer" in the Recitals to the JWS Merger Agreement, as in effect on the date hereof.

"JWS Offer Closing" means the purchase of and payment for shares of the Borrower's common stock pursuant to the JWS Offer.

"Special Acquisition Conditions" has the meaning specified for that term in Section 2.6(c) of this Agreement.

ARTICLE II. AMENDMENTS AND CONSENTS

Effective on and as of and from and after August 29, 2001 (the "Effective Date"), but, subject, always, in any event, to the provisions of Article III hereof:

SECTION 2.1.  Mandatory Prepayment of Obligations Upon JWS Offer Closing; etc.

(a) Section 2.7(a) of the Credit Agreement, as previously amended by Section 2.4(a) of the Forbearance Agreement, is hereby further amended by inserting the following new sentence in paragraph (a) of Section 2.7 of the Credit Agreement immediately after the first sentence of such paragraph (a):

If the JWS Offer Closing shall take place on a date falling prior to the Final Maturity Date, the Borrower hereby absolutely and unconditionally promises to pay, punctually on the date on which the JWS Offer Closing shall take place, and there shall become and be immediately due and payable on such date, the entire principal of each of the Loans then remaining unpaid, all of the unpaid interest accrued thereon, and all other unpaid sums and other Obligations under this Agreement or under any of the other Loan Documents.

(b) The Borrower hereby acknowledges and confirms that (i) the Final Maturity Date (as defined in Section 2.2 of the Forbearance Agreement) remains November 2, 2001, and (ii) as provided by Section 2.8(d) of the Credit Agreement, there shall in any event become and be absolutely and unconditionally due and payable on the Maturity Date (as that term was redefined in Section 2.1(a) of the Forbearance Agreement) the entire principal of each of the Loans then remaining unpaid, all of the unpaid interest accrued thereon, and all other unpaid sums and other Obligations under the Credit Agreement or under any of the other Loan Documents.

SECTION 2.2.  Termination Events.  Section 4.1 of the Forbearance Agreement is hereby amended by inserting the following new paragraph (g) in Section 4.1 of the Forbearance Agreement immediately after paragraph (f) of such Section 4.1:

(g) Termination of JWS Merger Agreement; etc. The JWS Merger Agreement or the JWS Offer shall at any time be terminated, cancelled or rescinded, or the JWS Acquisition or any of the other JWS Merger Transactions shall at any time be abandoned.

SECTION 2.3.  Amendment of Certain Financial Covenants. Section 7.2 of Schedule 7 attached to the Forbearance Agreement (as previously amended by the Amendment and Waiver Agreement of July 30, 2001) is hereby further amended (a) by deleting such Section 7.2 in its entirety, and (b) by inserting in place thereof the following new Section 7.2:

Section 7.2  Minimum Consolidated EBITDA. The Borrower covenants with each of the Lenders and the Agents that the Borrower will not cause or permit the Consolidated EBITDA of the Borrower and its Subsidiaries for any Measurement Period identified below to be less than the Consolidated EBITDA identified below opposite such Measurement Period:

Measurement Period ending on	Minimum Consolidated EBITDA

07/31/01	$1,040,550
08/31/01	($467,730)*
09/30/01	($259,294)*

____________________________________

* i.e., establishes a maximum deficit Consolidated EBITDA

SECTION 2.4.  Consents for Execution and Delivery of JWS Merger Agreement; etc. In reliance on the agreements, representations, warranties and covenants of the Borrower contained in this Agreement, but, subject, always, to the satisfaction of the conditions precedent contained in Article III of this Agreement, the Lenders that are parties to this Agreement (which Lenders constitute Majority Lenders) and the Administrative Agent hereby grant to the Borrower all such consents, approvals and waivers as are required under the Credit Agreement and the other Loan Documents (a) for the execution and delivery by the Borrower of the JWS Merger Agreement, or (b) for the commencement of the JWS Offer by JWS and JWS Acquisition Sub upon the terms and subject to the conditions contained in the JWS Merger Agreement.

SECTION 2.5.  Consents for Implementation of JWS Merger Transactions; etc.

(a) In reliance on the agreements, representations, warranties and covenants of the Borrower contained in this Agreement, but, subject, always, to the satisfaction of the conditions precedent contained in Article III of this Agreement, and, subject, always, also to the satisfaction of the Special Acquisition Conditions (as provided by paragraph (b) of this Section 2.5), the Lenders that are parties to this Agreement (which Lenders constitute Majority Lenders) and the Administrative Agent hereby grant to the Borrower all such consents, approvals and waivers (collectively, the "Closing Consents") as are required under the Credit Agreement and the other Loan Documents for the following:

(i) the implementation and consummation of the JWS Acquisition and all of the other JWS Merger Transactions contemplated by the JWS Merger Agreement, including the JWS Offer, the JWS Merger, and the purchase of the shares of the Borrower's common stock contemplated by the JWS Offer; and

(ii) the occurrence of a Change of Control upon consummation of the JWS Merger Transactions.

(b) Anything in paragraph (a) of this Section 2.5 express or implied to the contrary notwithstanding, if the Special Acquisition Conditions are not satisfied at or prior to the JWS Merger Closing Deadline, then the Closing Consents set forth in paragraph (a) of this Section 2.5 shall, for all purposes of this Agreement, the Forbearance Agreement and the Credit Agreement, be void with the same force and effect as if the Closing Consents had never been granted. If the Special Acquisition Conditions shall be satisfied at any time at or prior to the JWS Merger Closing Deadline, then the Closing Consents shall remain at all times in full force and effect without any further action on the part of any of the parties hereto.

(c) As used herein, the term "Special Acquisition Conditions" shall mean, collectively, the following:

(i) the implementation and consummation, at or prior to the JWS Merger Closing Deadline, of the JWS Merger Transactions; and

(ii) the payment in full and in cash, at or prior to the earlier to occur of (A) the JWS Offer Closing, or (B) the JWS Merger Closing Deadline, of the entire principal of each of the Loans then remaining unpaid, all of the unpaid interest accrued thereon, and all other unpaid sums and other Obligations under the Credit Agreement or under any of the other Loan Documents.

SECTION 2.6.  Limitations.  The consents, approvals and waivers set forth in Section 2.4 and in Section 2.5 hereof (collectively, the "Consents") shall only be applicable and shall only be effective in the specific instances and for the specific purposes for which given. The Consents are expressly limited to the facts and circumstances referred to in Section 2.4 and Section 2.5 of this Agreement and, except as and to the limited extent provided hereby, shall not operate (i) as consents to or waivers of any breach by the Borrower of any Sections or provisions of the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents, (ii) as waivers of any rights, remedies, powers or privileges of the Lenders or the Agents under the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents, or (iii) as waivers of any Defaults or Events of Default under the Credit Agreement or any of the other Loan Documents or any Termination Events under the Forbearance Agreement.

SECTION 2.8.  Ratification of Obligations by the Borrower; etc.

(a) All of the agreements and Obligations of the Borrower to the Lenders and the Agents under the Credit Agreement, the Notes, the Forbearance Agreement and the other Loan Documents and in relation to the Collateral are, by the execution and delivery by the Borrower of this Agreement, ratified, affirmed and confirmed by the Borrower in all respects.

(b) The Borrower understands and agrees that the Consents shall not operate, and nothing in this Agreement whether express or implied shall be construed, so as to obligate or otherwise require the Administrative Agent or the Lenders to release any Collateral for any of the Obligations. It is understood and agreed by the Borrower that neither the Administrative Agent nor the Lenders shall have any obligations of any kind to the Borrower or to any other Person or Persons to release any Collateral except after the payment in full and in cash of all of the Obligations.

(c) The Administrative Agent hereby confirms that, for all purposes of the Amendment and Waiver Agreement of July 30, 2001, the Milestone Condition Precedent (as defined therein) was satisfied by the Borrower on or prior to the Milestone Deadline (as defined therein).

ARTICLE III. CONDITIONS PRECEDENT

Each of the amendments and consents, approvals and waivers set forth in Article II of this Agreement shall become and be effective, in accordance with and subject to the express terms and conditions thereof, as of the Effective Date; provided, however, that each of the following additional conditions precedent shall first be satisfied:

SECTION 3.1.  Execution and Delivery of this Agreement; etc. The Administrative Agent shall have received (a) counterparts of this Agreement, duly executed and delivered by the Borrower and Majority Lenders, and (b) counterparts of the IDG Consent Agreement, duly executed and delivered by the Parent Company. The IDG Consent Agreement shall be in or substantially in the form of the Exhibit attached hereto and shall be dated as of a date falling on or prior to August 31, 2001.

SECTION 3.2.  Fees, Costs and Expenses. The Borrower shall have paid in full (a) to special counsel for the Administrative Agent, not later than August 29, 2001, all of the fees and out-of-pocket costs and expenses of special counsel to the Administrative Agent incurred in connection with these matters from time to time from and after August 2, 2001 through and including August 28, 2001 and for which invoices shall have been submitted by special counsel for the Administrative Agent to the Borrower on or prior to August 29, 2001, and (b) to each Lender, not later than August 29, 2001, all of the legal fees and related out-of-pocket costs and expenses incurred by such Lender from time to time in connection with the forbearance arrangements and amendment arrangements contemplated by the Forbearance Agreement and related amendment documents and for which invoices shall have been submitted to the Borrower on or prior to August 29, 2001.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and the Agents on and as of the Effective Date, after giving effect to this Agreement, as follows:

SECTION 4.1.  Corporate Authority; etc. The execution and delivery by the Borrower of this Agreement, and the performance by the Borrower of its agreements and obligations under this Agreement, have been duly and properly authorized by all necessary corporate or other action on the part of the Borrower, and do not and will not conflict with, result in any violation of, or constitute any default under, (a) any provision of any Governing Document of the Borrower, (b) any Contractual Obligation of the Borrower, or (c) any Applicable Law.

SECTION 4.2.  Validity; etc.  This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding Obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally and to general equitable principles. The Borrower hereby ratifies and affirms in all respects all of its Obligations to the Lenders and the Agents under all of the Loan Documents to which the Borrower is a party, each as modified hereby.

SECTION 4.3.  JWS Merger Agreement; etc.

(a) There is no pending or, to the best knowledge of the Borrower, threatened litigation or governmental investigation or proceeding against the Borrower or against any of its Subsidiaries or to which any of the Properties of any thereof is subject which:

(i) relates to the JWS Merger Agreement, the JWS Offer, the JWS Acquisition or any of the other JWS Merger Transactions; or

(ii) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, any of the JWS Merger Transactions.

(b) The JWS Merger Agreement is in full force and effect. No material default on the part of the Borrower or (to the best knowledge of the Borrower) any other Person bound by the JWS Merger Agreement, and no material breach by the Borrower or (to the best knowledge of the Borrower) by any such other Person in the performance or observance of any of its material agreements or obligations thereunder, is continuing. Neither the Borrower nor (to the best knowledge of the Borrower) any other Person bound by the JWS Merger Agreement has exercised or attempted to exercise any right of termination, cancellation or rescission thereunder; and, to the best knowledge of the Borrower, no event or condition is continuing which permits the Borrower or any other Person bound by the JWS Merger Agreement to exercise any right of termination, cancellation or rescission thereunder.

(c) JWS Acquisition Sub has commenced the JWS Offer, and the JWS Offer has not been terminated, cancelled or abandoned on or prior to the date hereof.

ARTICLE V.  COVENANTS OF BORROWER

The Borrower covenants and agrees with each of the Lenders and the Agents, such covenants to remain in full force and effect and binding upon the Borrower at all times from and after the Effective Date and until all of the Obligations shall have been paid in full and in cash, as follows:

SECTION 5.1.  Additional Information; etc.

(a) The Borrower shall furnish to the Agents and the Lenders such other reasonably detailed information pertaining to the JWS Merger, the other JWS Merger Transactions and the continuing efforts of the Borrower and JWS to complete the JWS Merger and the other JWS Merger Transactions, as the Administrative Agent or Majority Lenders may from time to time request. All of such information shall be presented in such detail and shall be in such written form as shall be satisfactory to the Administrative Agent and Majority Lenders.

(b) Upon any Responsible Officer of the Borrower first obtaining knowledge of any thereof, the Borrower shall give written notice (accompanied by a reasonably detailed explanation with respect thereto) promptly to the Administrative Agent and to each Lender of:

(i) the termination, cancellation or rescission of the JWS Merger Agreement or the JWS Offer; the abandonment of the JWS Acquisition or any of the other JWS Merger Transactions by the Borrower or by any of the other Persons bound by the JWS Merger Agreement; or any material change (whether written or oral) in any of the material terms or conditions of the JWS Offer or any of the other JWS Merger Transactions; or

(ii) any material amendment or modification of the JWS Merger Agreement.

SECTION 5.2.   No Termination of JWS Merger Agreement; etc. The Borrower shall not (without the prior written consent of Majority Lenders) take any action, or otherwise cause or permit any action to be taken, that will result in the termination, cancellation or rescission of, or the release or waiver of any of the material agreements, obligations or liabilities of JWS or JWS Acquisition Sub under or with respect to, the JWS Offer or JWS Merger Agreement; provided, however, that, without prejudice to any of the rights and remedies of the Lenders under Article IV, including Section 4.1(g) of the Forbearance Agreement, the Borrower shall be permitted (without the prior written consent of Majority Lenders) to terminate the JWS Merger Agreement pursuant to and in compliance with Section 8.01(c)(ii) of the JWS Merger Agreement, as in effect on the date hereof.

SECTION 5.3.  Amendment of JWS Merger Agreement; etc.  The Borrower shall not c onsent to, or otherwise enter into or permit, any material amendment, supplement or other modification of the JWS Merger Agreement, if such amendment, supplement or modification (a) shall have, or (as the case may be) could reasonably be expected to have, any Materially Adverse Effect (as defined in the Credit Agreement), or (b) shall include any term, covenant or other provision, or shall otherwise effect any change, that (i) conflicts with or could reasonably be expected to conflict with any of the terms, covenants or other provisions of this Agreement, (ii) results in or could reasonably be expected to result in any Termination Event, or (iii) could reasonably be expected to make the satisfaction of the Special Acquisition Conditions by the JWS Merger Closing Deadline either (A) unlikely, or (B) impossible. The agreements and obligations of the Borrower under this Section 5.3 are separate from and in addition to the agreements and obligations of the Borrower under Section 5.2 of this Agreement.

ARTICLE VI. PROVISIONS OF GENERAL APPLICATION

SECTION 6.1.  No Other Changes. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement, the Forbearance Agreement and each of the other Loan Documents, and all of the rights and remedies of the Lenders and the Agents thereunder, shall remain unaltered.

SECTION 6.2.  Other Provisions. This Agreement and the IDG Consent Agreement are Loan Documents for all purposes of the Credit Agreement, the Forbearance Agreement and each of the other Loan Documents. This Agreement and the rights and obligations hereunder of each of the parties hereto shall in all respects be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

SECTION 6.3. Timely Satisfaction of Conditions Precedent. Except as and to the extent that Majority Lenders shall otherwise from time to time agree in writing with the Borrower, this Agreement shall terminate, and shall have no force or effect whatsoever, unless all of the conditions precedent set forth in Article III hereof shall have been (a) satisfied in all material respects by the Borrower's close of business on August 31, 2001, or (b) expressly otherwise waived by Majority Lenders in writing.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SECTION 6.4. Time of Essence of this Agreement; etc. The parties hereto hereby acknowledge that time is of the essence of this Agreement. This Agreement shall be null and void for all purposes unless the Administrative Agent shall receive from the Borrower, not later than August 31, 2001, ten (10) signed originals of this Agreement duly and properly executed and delivered by the Borrower.

SECTION 6.5. Delivery by Telecopier. Delivery of photocopies of the signature pages to this Agreement by facsimile shall be effective as delivery of manually executed counterparts of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT AND WAIVER AGREEMENT to be executed and delivered by their respective authorized officers as of August 29, 2001.

The Borrower:

HUNGRY MINDS, INC.

By:

Name: John M. Harris

Title: Chief Financial Officer

The Agents and the Lenders:

FLEET NATIONAL BANK, as the

Administrative Agent, the Issuing Lender

and a Lender

By:

Name: Sanghamitra Dutt

Title: Workout Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION, as the
Syndication Agent and a Lender

By:

Name:

Title:

BANK ONE, N.A. as the Documentation Agent and a Lender

By:

Name:

Title:

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:

Name:

Title:

CITY NATIONAL BANK, as a Lender

By:

Name:

Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:

Name:

Title:

ALLFIRST BANK, as a Lender

By:

Name:

Title: